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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
--------------------------------------------------------------------------------

                                October 27, 2003
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          New York                  1-3157                    13-0872805
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)       Identification No.)


400 Atlantic Street, Stamford, Connecticut                      06921
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 (Address of principal executive offices)                    (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)


           ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



Item 7.          Financial Statements and Exhibits.

                 (99) Press Release issued by International Paper Company dated October 27, 2003, reporting third quarter 2003 earnings.



Item 12.         Results of Operations and Financial Condition.

                 On October 27, 2003, International Paper Company issued a press release announcing financial results for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.




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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    INTERNATIONAL PAPER COMPANY
                                                    ---------------------------
                                                           (Registrant)


Date: October 27, 2003                              By /s/ Barbara L. Smithers
                                                       -----------------------
Stamford, Connecticut                                      Barbara L. Smithers
                                                           Vice President






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                                Exhibit Index


         Exhibit 99 -- Press Release issued by International Paper Company dated October 27, 2003, reporting third quarter 2003 earnings.





                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'